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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                            NUVEEN INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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                              D.F. KING & CO., INC.

                                TELEPHONE SCRIPT

                                     NUVEEN

INTRODUCTION

Hello, my name is ___________, calling from D.F. King & Co., Inc. on behalf of NUVEEN INVESTMENTS may I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. Shareholder, this conversation will be recorded. D.F. King & Co., Inc. has been retained by Nuveen Investments to help solicit and record shareholder votes with regards to the special meeting of shareholders of the Nuveen Funds scheduled for AUGUST 25, 2006. Have you received the proxy statement regarding the meeting?

     IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive it. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - The Nuveen Investments Board Members recommend that you vote in favor of the proposal outlined in the proxy statement. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you still have your proxy card or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

     If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card.

     If shareholder asks how to vote via touchtone telephone, the telephone number is 1-888-221-0697 - he/she will need the control number from his/her proxy card.

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

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     Here is how we will proceed. The call will be recorded. I will ask you for
     3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and then take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.

     At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.proxyweb.com or by calling 1-888-221-0697. No matter how many shares you own, your vote is important. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

BEGIN THE VOTE

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of Nuveen Investments. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these (NUVEEN FUND NAME) shares?

May I please have your address?

May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.

Have you received the proxy materials?

ACTUAL VOTING

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The Nuveen Investments Board Members recommend that you vote in favor of the proposal outlined in the proxy statement. Would you like to vote in favor of the proposal as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

          F = For proposal.

          A = Against proposal.

          B = Abstain.

CLOSING

I have recorded your votes). You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                     NUVEEN

                            ANSWERING MACHINE MESSAGE

Hello, this is [name] calling from D.F. King & Co., Inc. on behalf of NUVEEN INVESTMENTS. You should have recently received proxy materials in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS to be held on AUGUST 25, 2006.

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

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If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please feel free to call D.F. King & Co., Inc. at (800) xxx-xxxx between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time Monday to Friday, or 11:00 a.m. to 6:00 p.m. Eastern Time on Saturday.

Thank you for your consideration.